UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________

FORM 8K-A
_________________

Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2008

NAVIDEC FINANICAL SERVICES, INC.
_______________________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Suite 200, Denver, Colorado 80222
_______________________________________________
(Address of principal executive offices)

303-222-1000
__________________________
(Registrant's Telephone number)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 4 – MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 – Changes in Registrant’s Certifying Accountant.

Jaspers + Hall, PC formerly the independent registered public accountant for Navidec Financial Services, Inc. (the "Company"), was dismissed as the Company's independent registered public accountant on October 28, 2008 due to the auditor's revocation from the Public Accounting Oversight Board ("PCAOB"), as reported in a Current Report on Form 8K filed with the Securities and Exchange Commission on October 28, 2008.

On November 1, 2008, the Board of the Company approved the engagement of new auditors, Schumacher & Associates, Inc., of Denver, Colorado to be the Company’s independent registered public accountant.  No audit committee exists, other than the members of the Board of Directors.

In connection with audit of fiscal years ended December 31, 2007 and 2006 and the cumulative period of January 1, 2008 through June 30, 2008 and through the date of termination of the accountants, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection  with their report to the subject of the disagreement(s).

The audit report by Jaspers + Hall, PC for the fiscal years ended December 31, 2006 and 2007, contained an unqualified opinion.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVIDEC FINANCIAL SERVICES, INC. (Registrant)
Dated: November 5, 2008	By: /s/ John McKowen John McKowen, President & Chief Accounting Officer

EXHIBIT 16

Jaspers + Hall, PC
Denver, CO

November 5, 2008

Securities and Exchange Commission
100 F. Street, N.E.
Washington, DC 20549

Gentlemen:

We have read the statements made by Navidec Financial Services, Inc.  (The “Company") pursuant to Item 4.01(a) of Form 8-K, as part of the Form 8-K to be filed by the Company on or about October 28, 2008 (copy attached.) We agree with the statements concerning our firm contained in the first sentence in the first paragraph and the third and fourth paragraphs under Item 401(a) of such Form 8-K. We have no basis to agree or disagree with the Company's other comments in the Form 8-K.

Very Truly Yours,

/s/ Jaspers + Hall, PC

EXHIBIT 23.1

Resignation of Jaspers + Hall, PC

November 5, 2008

Navidec Financial Services, Inc.
2000 S. Colorado Boulevard, Suite 200
Denver, CO 8020

Dear Mr. McKowen

     This is to confirm that the client-auditor relationship between Navidec Financial Services, Inc. (Commission File Number 000-51139) and Jaspers + Hall, PC has ceased.

Sincerely,

/s/JASPERS + HALL, PC

cc: Office of the Chief Accountant
    SECPS Letter File
    Securities and Exchange Commission

EHIBIT 23.2

SCHUMACHER & ASSOCIATES, INC.
Certified Public Accountants
2525 15th Street, Ste. 3H
Denver CO  80211
(303) 480-5037  FAX (303) 480-5038

November 5, 2008

United States Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Re: Navidec Financial Services, Inc.
    Commission File # 0000-51139

Dear Sirs/Madams:

This letter will confirm that we have read Navidec Financial Services, Inc.’s statement included under Item 4.01 of its Form 8K-A dated November 5, 2008, and we agree with such statements as they related to us.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Very truly,

/s/ Schumacher & Associates, Inc.

Schumacher & Associates, Inc.